                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2002



                        FELCOR LODGING TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)


              MARYLAND                                  1-14236                             75-2541756
    (State or other jurisdiction of            (Commission File Number)                   (IRS Employer
            incorporation)                                                             Identification No.)

     545 E. JOHN CARPENTER FREEWAY
              SUITE 1300
            IRVING, TEXAS                               75062
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (972) 444-4900



          (Former name or former address, if changed since last report)



                                       1
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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

         (a) Financial statements of businesses acquired.

         Not applicable.

         (b) Pro forma financial information.

         Not applicable.

         (c) Exhibits.

         The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

                          EXHIBIT
                           NUMBER                                   DESCRIPTION OF EXHIBIT
                          -------                                   ----------------------
                            99.1            Statement Under Oath of Principal Executive Officer, dated August 12,
                                            2002.

                            99.2            Statement Under Oath of Principal Financial Officer, dated August 12,
                                            2002.

ITEM 9. REGULATION FD DISCLOSURE

         On August 12, 2002, each of the Principal Executive Officer, Thomas J. Corcoran, Jr., and the Principal Financial Officer, Richard J. O'Brien, of FelCor Lodging Trust Incorporated submitted to the Securities and Exchange Commission sworn statements pursuant to the Securities and Exchange Commission order dated June 27, 2002 (File No. 4-460).

A copy of each of these statements is attached hereto as Exhibit 99.1 and
Exhibit 99.2.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          FELCOR LODGING TRUST INCORPORATED



Date: August 13, 2002     By:  /s/ Lawrence D. Robinson
                          -----------------------------------------------------
                          Name:    Lawrence D. Robinson
                          Title:   Executive Vice President and General Counsel

                                INDEX TO EXHIBITS

         EXHIBIT
         NUMBER                                DESCRIPTION OF EXHIBIT
         -------                               ----------------------
          99.1          Statement Under Oath of Principal Executive Officer, dated August
                        12, 2002.
          99.2          Statement Under Oath of Principal Financial Officer, dated August
                        12, 2002.